GeoResources, Inc Corporate Profile February 2011 Exhibit 99.1

Forward-Looking Statements
Information included herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices and costs, uncertain effects of hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, all of which may be substantial.  In addition, past performance is no guarantee of future performance or results. All statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2009 Annual Report on
Form 10-K and Form 10-K/A and any and all of our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain free copies of filings containing information about
GeoResources, without charge, at the SEC’s internet site (http://www.sec.gov).
There is no duty to update the statements herein.

Corporate Highlights
Value Creation
Significant Bakken and Eagle Ford upside
Strategically located in high rate of return resource plays
High level of operating control
Significant Bakken Exposure
32,500 net operated acres
13,500 net non-operated acres
46,000 TOTAL ACRES
Continually Leasing
Rapidly expanding Eagle Ford Position
21,000 net acres
Commitment for additional leasing
Solid Proved Reserve and Production
Base
24 Mmboe proved reserves
(1)
(as of 7/1/10)
are 56% oil
5,088 BOE/d average YTD Sept 2010
(1) Does not include interests in affiliated partnerships. Reserves based on strip pricing as of 6/30/10.  See Additional Disclosures in Appendix.

Company Overview
(1) As of July 1, 2010. Excludes interests in two affiliated partnerships. Reserves based on strip pricing at 7/1/10.  See
Additional Disclosures in Appendix.
(2) Represents the Company’s average production rate for the nine months ending September 30, 2010.
(3) Acreage information estimated as of December 31, 2010.
(4) EBITDAX is a non-GAAP financial measure. Please see Appendix for a definition of EBITDAX and a reconciliation to net income.
Bakken
46,000 net acres
Company Highlights
(1,2,3)
Independent oil and natural gas
company focused in the Southwest,
Gulf Coast and Williston Basin
Significant upside potential through
growing positions in liquids-rich shales:
Bakken – 46,000 net acres
Eagle Ford – 21,000 net acres
Nearly 60% of current production is oil
and expected to increase through near-
term development
Operate approximately 80% of proved
reserves
Last Quarter Annualized September 30,
2010 EBITDAX of $71 million
(4)
Eagle Ford
21,000 net acres
4
Proved Reserves (MMBOE) 24.0
Oil (reserves) 56%
Proved Developed 73%
Production (Boepd) 5,088
Oil (production) 56%
Operated 80%
Net Acreage 269,770

Proved Reserves (MMBOE)
(2)
Average Daily Production (BOEpd)
Reserves and Production
Current Proved Reserves – 24.0 MMBOE
(1)
(1) As of July 1, 2010. Excludes partnership interests. (2) 2006 – 2009 proved reserves based on SEC guidelines.
(3)  2008 Reserves reflect  lower prices and divestitures.  (4) 7/1/10 reserves based on NYMEX strip as of 6/30/10.  See Additional Disclosures in Appendix.

Oil Weighted Development GeoResources Asset Overview

Bakken Shale Overview
46,000 Net Acres in the Bakken
Bakken Operated Project
24,000 net acres in Williams County, ND
Retained 47.5% WI and operations
Drilling started in September 2010
Lease in 82 drilling units (1,280 acres)
Bakken Non-Operated Project
Partnered with Slawson Exploration Company
13,000 net acres in Mountrail County, ND
Currently, four rigs operating by Slawson
Eastern Montana
9,000 net acres in Roosevelt/Richland Co., MT
7,500 operated / 1,500 non-operated acres
16 operated 1,280 acre units
Participating with Slawson in the Renegade 1-
10H & Battalion 1-3H with 25% WI
Participating with Brigham in the Swindle 16-9
#1H  with a 9.3% WI
CANADA
ND MT
50 miles
Williams
County
Parshall
Sanish
7
Roosevelt
County
Note: Information, except for map, as of December 31, 2010.  Red/green symbols in map depict permitted or drilled locations.
Non-Operated
Project
Operated Project
Eastern
Montana Project

8
Bakken Shale - Non-operated
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
Partnered with experienced operator -
Slawson Exploration
13,000 net acres with working interests
ranging from 10% to 18%
Slawson has four rigs running currently and
has drilled over 75 wells
Additional opportunities:
Slawson and others evaluating
appropriate Bakken spacing and infill
drilling with several drilling units
containing second wells
Slawson evaluating Three Forks
potential with one producer and one
well waiting to frac
Encouraging offset Three Forks results
by EOG and Whiting where GEOI has
minor WI

Note: Information, except for map, as of December 31, 2010.

Note: Information as of December 31, 2010. Yellow-highlighted areas in maps represent the Company’s acreage position.
(1) Initial Production (bopd) (24 hour rate) is defined as the peak oil volume produced on a daily basis through permanent production facilities that occur within the first few days of initial production from the well.
(2) Cannonball Federal #1-27-34H had only half of the frac completed. Remaining stages to be completed at a later date.
(3) Jericho Federal #2-5H-TF had less than 50% of the stages frac’d correctly due to mechanical problems with the stimulation sleeves.
Bakken Shale - Non-operated Activity
Mountrail County Sample 2010 Wells
6
7
4
2
5
3
1
Non-Operated 2010 Sample Drilling Results
9
Map
# Well Name
Spacing
(Acres)
Frac
Stages
24-hour IP (1)
Bbls/d
30 Day Avg.
Bbls/d
60 Day Avg.
Bbls/d
1 Atlantis Federal #1-34-35H 1,280 40 1,424 1,179 1,018
2 Cannonball Federal #1-27-34H
(2)
1,280 19 1,517 871 637
3 Jericho #2-5H-TF
(3)
640 21 310 235 203
4 Lunker Federal #1-33-4H 1,280 40 650 356 413
5 Sauger Federal #1-22H 640 21 1,597 1,231 1,020
6 Tarantula #1-16H 640 21 1,010 623 494
7 Shad Federal #1-2-3H 1,280 41 1,034 569 471

Bakken Shale - Operated
24,000 Net Acres with 47.5% WI
and operations in Williams
County
Interests in 82 spacing units
First well, Carlson #1-11H (640
acre unit, short lateral) on
production at an IP of 685 bopd
and an estimated completed
well cost of $5.6 million
Second and third wells are 1280
units with long laterals; both are
waiting on frac; Siirtola 1-28-
33H, Anderson 1-24-13H
Positive Offsetting Activity
9 nearest southern offsets
have NDIC-reported initial
rates of 972-1,947 BOPD
4-5 rigs drilling within or
offsetting our AMI

Bakken Shale - Activity
11 11
Carlson 1-11H
IP: 685 Bo/d
(640 ac. unit - short lateral)
Anderson 1-24-13H
Est. Frac in March 2011
Siirtola 1-28-33H
Est. Frac in February 2011
NFX: Christensen 159-102-17-
20-1H
Drilling
BEXP: Sukut 28-33
IP: 1,959 Boe/d
OAS: Grimstvedt 42-34H
Waiting on Compl. Results
GEOI WI = 3.3%
BEXP: Lee 16-21
IP: 1,544 Boe/d
OAS: Somerset 5602 12-17H
IP = 1,109 Boe/d,
Ellis 12-17H = 1,057 Boe/d
BEXP: Kalil Farm 14-23H &
McMaster 14-23H
Waiting on Compl. Results
OAS: Bean 5703-42-34
Waiting on Completion
Results
BEXP: Arnson 13-24
IP: 1,339 Boe/d
BEXP: BCD Farms 16-21
IP: 1,776 Boe/d
BEXP: Strand 16-9
IP: 2,265 Boe/d
OAS: Njos Federal
IP: 2,080 Boe/d
BEXP: Kalil 25-36#1H
IP: 1,586 Boe/d
OAS: Baffin 5601 12-18H
Drilling
OAS: Devon 5601 12-17H &
Glover 5601 12-17H
Waiting on Compl. Results
OAS: Sandaker 11-13H
IP: 1,407 Boe/d
Note: Carlson 1-11H well is the only 640 acre unit, short lateral well referenced on the map.

Eagle Ford Shale

Eagle Ford Acreage has
increased to 21,000 net acres
Eagle Ford AMI
South West Fayette County
Ramshorn Investments, Inc., an
affiliate of Nabors Industries, Ltd.
purchased  a 50% interest
Made upfront cash payment
Will fund six horizontal wells
GEOI retains 50% WI and
operations
Joint commitment for additional
leasing
Eagle Ford Expansion
Acquired additional acreage in
Atascosa, Gonzales, & McMullen
counties
Note: Information, except for map,  as of December 31, 2010.
GULF OF MEXICO

Eagle Ford Shale

Volatile oil / gas condensate window
On strike with operator activity in
Gonzales Co.
Spud first well in Fayette County,
Flatonia East Unit #1-H, on January
10, 2011
Positive offset operator activity
Magnum Hunter has completed two
wells in Gonzales Co. with Initial
Production (IP) from 600 boepd to
1,335 boepd.
EOG has multiple completions in
Gonzales Co. with IPs ranging from
700 to 2,000 bopd.
Clayton Williams has completed 3 wells
to the NE with a 4th well completing
located in Burleson and Lee Co. IPs
range from 234 to 492 bopd.

Development Economics
Development Economics
(2)
(1) Assumes Bakken and Eagle Ford oil differentials of 15% and 5%, respectively.  Natural gas price held constant at $5/Mcf.
(2) EUR refers to management’s internal estimates of reserves potentially recoverable from producing wells. These EURs are not classified as Proved Reserves under the SEC definitions and as such are not included in the current reserve report.
14
Bakken Shale (Williams Co., North Dakota) Eagle Ford Shale (Fayette Co., Texas)
350 MBO EUR 500 MBO EUR 700 MBO EUR 350 MBOE EUR 500 MBOE EUR
Well Assumptions
Drill & Completion cost ($M$) $6,500 $6,500 $6,500 $7,000 $7,000
Lateral Length (feet) 10,000 10,000 10,000 5,000 5,000
WI 100% 100% 100% 100% 100%
NRI 80% 80% 80% 82.5% 82.5%
IP (Bopd) 500 800 1,100 500 1,000
Econ. @ $80/Bbl and $5/Mcf
(1)
NPV @ 10% $2,812 $7,667 $12,034 $4,784 $10,591
IRR 25% 72% 89% 45% 237%
Payout (yrs) 3.0 1.3 1.2 1.8 0.9
ROI 2.2 3.3 4.9 2.4 3.5
Price Sensitivity (IRR)
(1)
$90/Bbl (WTI) 34% 91% 150% 57% 337%
$80/Bbl (WTI) 25% 72% 89% 45% 237%
$70/Bbl (WTI) 18% 55% 69% 33% 111%
$60/Bbl (WTI) 12% 40% 52% 23% 69%

Additional Assets

Giddings Field – Austin Chalk
29,000 net acres
16 wells drilled – 100% success
20 additional  drilling locations
WI ranges from 37% - 53%
Operating control
Majority of acreage Held-by-
Production
Eastern Giddings Development  Area
Eastern acreage in Grimes  and
Montgomery Counties is dry gas
Western acreage is liquids-rich gas
and condensate
Additional Upside Includes:
Eagle Ford, Georgetown   and
Yegua potential
Rate increase potential from slick
water fracture stimulations
16
APACHE
APACHE
APACHE
APACHE
APACHE
CWEI
CWEI
MAGNUM-HUNTER
Lee
Washington
Waller
Fayette
Austin
Colorado
Milam
Brazos
Grimes
Burleson
Giddings Field Acreage
Eagle Ford Area of
Mutual Interest

Louisiana -
Louisiana -
St. Martinville
St. Martinville
& Quarantine Bay
& Quarantine Bay
2,585 net acres of HBP or leased (yellow),
534 net acres of owned minerals (green)
Average WI of 97% and NRI of 91%
November 2010 cash flow over $200,000
Multiple exploration and development
objectives from 3,000’ – 10,000’
Cumulative shallow production of 15.2
MMBO and 16.6 BCFG
Cumulative production over 125 Bcfe at
10,000’
LOUISIANA
Quarantine Bay Field
St. Martinville Field
14,000 gross acres (13,000 HBP)
33% WI below major field plays
Cumulative production of 180 MMBO and 285
BCF
Significant deep exploration potential (11-
25,000’); plus sub-salt potential
Pelican prospect: 1.3 MMBO + 10 BCFG at
~11,500’
Prospect DN: 16.0 MMBO + 40 BCFG at
~16,500’
Additional deeper prospects
126
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Financial Overview

Development Program
Project Budgeted Comments
Bakken
Operated $29.5
18 wells + completions
of 2010 drilling
Non-Operated 21.0
Slawson 3 rig program
+ minor interest wells
Eagle Ford 15.8
6 Carried Interest wells
+ 7 additional wells
Giddings & LA 16.1
Giddings = 3 wells
LA = 8 wells
Acreage & Seismic 25.0
Other 6.6
Non-Operated Drilling
+ Operations Capital
TOTAL $114.0
2011 Capital Budget
Budget recently increased to take
advantage of leasing success and strong
project inventory
2011 budget increased from $88 MM to
$114 MM
2012 budget estimated at $173 MM
Current project allocations favor lower-risk,
high cash flow oil projects
Project inventory allows flexibility
Weighted towards oil and liquids
Oil and gas projects in inventory
Exploration and development projects in
inventory
Held by long-term leases or production
Capital Allocations
($ in millions)

Debt / EBITDAX EBITDAX

Can fund current CapEx with cash flow and debt capacity
Conservative use of leverage to maintain strong balance sheet
$145 Million borrowing base
EBITDAX
(1)
:
3rd Quarter = $17.7 Million
YTD 2010 = $53.3 Million
Annualized = $71.0 Million
Total debt of $87.0 million December 2010.
No debt after January 2011 Equity Raise.
Strong Financial Position
($ in millions)
(1) EBITDAX is a non-GAAP financial measure. See  reconciliation of net income to EBITDAX following in Appendix. (2) December 2010 debt / Annualized 2010 EBITDAX.
(2)

Investment Highlights
Value Creation
Significant upside through Bakken and Eagle Ford shale positions
Bakken Shale - 46,000 net acres
Eagle Ford Shale - 21,000 net acres
Ongoing leasing program to further expand acreage
Solid proved reserve and production base
24 MMBOE of proved reserves
(1)
with bias towards liquids
High level of operating control
Additional upside identified in conventional assets
Strong financial position to execute development plans
Significant free cash flow from existing assets to invest in shale development
Unlevered balance sheet post offering
Experienced management and technical staff with large ownership stake
Successful track record of creating value and liquidity for shareholders
Board and management own approximately 21% of the company
(1) Does not include interests in affiliated partnerships. Reserves based on strip pricing as of 6/30/10.  See Additional Disclosures in Appendix. 21
Cost effective operator with significant operating experience in unconventional resource plays

Appendix

Management History
2004- 2007
Southern Bay Energy, LLC
Gulf Coast, Permian Basin
REVERSE MERGED INTO
GEORESOURCES, INC.
2000-2007
Chandler Energy, LLC
Williston Basin, Rockies
ACQUIRED BY
GEORESOURCES, INC.
1988-2000
Chandler Company
Rockies, Williston Basin
MERGED INTO
SHENANDOAH THEN SOLD
TO QUESTAR
1992-1996
Hampton Resources Corp
Gulf Coast
SOLD TO BELLWETHER
EXPLORATION
Preferred investors – 30% IRR
Initial investors – 7x return
1997-2001
Texoil Inc.
Gulf Coast, Permian Basin
SOLD TO OCEAN  ENERGY
Preferred investors – 2.5x return
Follow-on investors – 3x return
Initial investors – 10x return
2001-2004
AROC Inc.
Gulf Coast, Permian Basin, Mid-Con.
DISTRESSED ENTITY LIQUIDATED
FOR BENEFIT OF INITIAL
SHAREHOLDERS
Preferred investors – 17% IRR
Initial investors – 4x return
Track record of profitability and liquidity
Extensive industry and financial relationships
Significant technical and financial experience
Long-term repeat shareholders
Cohesive management and technical staff
Team has been together for up to 21
years through multiple entities

Proved Reserves – SEC Pricing at 7/1/10
Proved Reserves - Strip Pricing at 7/1/10

Proved Reserves
(1)
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 8.3 37.4 14.6 60.8% $246.0
PDNP 2.1 5.4 3.0 12.5% 63.0
PUD 3.1 20.3 6.4 26.7% 74.8
Total Proved Corporate Interests 13.5 63.1 24.0 100.0% 383.8
Partnership Interests 0.1 9.1 1.6 16.8
Total Proved Corporate and Partnerships 13.6 72.2 25.6 $400.6
24
(1)  As of July 1, 2010. PV-10% is a non-GAAP financial measure.  See  reconciliation of SEC PV 10% to standardized measure in Appendix. See Additional Disclosures in Appendix.
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 8.4 35.1 14.2 61.5% $209.9
PDNP 2.1 5.0 3.0 13.0% 54.3
PUD 3.0 17.0 5.9 25.5% 54.9
Total Proved Corporate Interests 13.5 57.1 23.1 100.0% 319.1
Partnership Interests 0.1 8.0 1.4 11.2
Total Proved Corporate and Partnerships 13.6 65.1 24.5 $330.2

Natural Gas Hedges Oil Hedges
Hedge Portfolio
GEOI uses commodity price risk management in order to execute its business plan throughout commodity price cycles.
Swaps Swaps Collar
25
0
100
200
300
400
500
600
700
800
900
1000
2011 2012
$74.37
    to
$88.45
$86.85
    to
$87.22
$85.00  to
$106.08
Collar
$85 .00  to
$110.00

26
Operating Performance
Historical Operating Data
Nine Months 2010 3rd Qtr. 2010 2009 2008
Key Data:
Average realized oil price  ($/Bbl) 70.51 $          70.43 $          61.09 $          82.42 $
Avg. realized natural gas price ($/Mcf) 5.39 $            5.74 $            3.97 $            8.12 $
Oil production (MBbl) 780               276               851               743
Natural gas production (MMcf) 3,656             1,076             4,944             2,962
(millions except for per share amounts)
Total revenue 79.9 $            26.9 $            80.4 $            94.6 $
Net income before tax 27.4 $            10.3 $            14.8 $            21.3 $
Net income after tax 18.2 $            7.6 $             9.8 $             13.5 $
Earnings per share (diluted) 0.90 $            0.38 $            0.59 $            0.86 $
EBITDAX
(1)
53.2 $            17.7 $            48.2 $            54.2 $

(1) EBITDAX is a non-GAAP financial measure.  See  reconciliation of net income to EBITDAX in Appendix.

As used herein, EBITDAX is calculated as earnings before interest, income taxes, depreciation, depletion and amortization, and exploration expense and further excludes non-cash compensation, impairments, hedge ineffectiveness and income or loss on derivative contracts. EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations)
and is not in accordance with, nor superior to, generally accepted accounting principles(GAAP), but provides additional information for evaluation of our operating performance.
27
EBITDAX Reconciliation
27
Nine Months 3rd Qtr. Years Ended December 31,
(in millions) 2010 2010 2009 2008
Net income 18.2 7.6 9.8 13.5
Add back:
Interest expense 3.9 1.4 5.0 4.8
Income taxes 9.3 2.6 5.1 7.8
Depreciation, depletion and amortization 18.5 6.2 22.4 16.0
Hedge and derivative contracts (1.0) (0.6) 0.3 0.4
Noncash compensation 0.8 0.3 1.4 0.7
Exploration and impairments 3.5 0.2 4.2 10.9
EBITDAX 53.2 17.7 48.2 54.1
$
$
$
$ $ $
$ $

Standardized Measure
SEC PV-10 Reconciliation to Standardized Measure
(1)
(1) PV-10% is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. Our calculations of PV-10% and standardized measure of discounted future net cash flows at July1, 2010 are based on our internal reserve estimates, which have not been reviewed or audited by our independent reserve engineers.
(2) Through two affiliated partnerships.
($ in millions)
7/1/2010
Direct interest in oil and gas reserves:
Present value of estimated future net revenues (PV-10%) $319.1
Future income taxes at 10% (77.6)
Standardized measure of discounted future net cash flows $241.5
Indirect interest in oil and gas reserves:
(2)
Present value of estimated future net reserves (PV-10%) $11.2
Future income taxes at 10% (3.9)
Standardized measure of discounted future net cash flows $7.3

29 Additional Disclosures 29